Summary Prospectus | May 1, 2017
Diversified Tax Exempt Series
Ticker: EXDVX
This is the Summary Prospectus of the Diversified Tax Exempt Series, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated May 1, 2017, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Investment Goal
The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
Diversified Tax Exempt Series
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFEE)	0.01%
Total Annual Fund Operating Expenses[1]	0.58%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$59	$186	$324	$726
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 16% of the average value of its portfolio.
Principal Investment Strategies
The Series invests primarily in municipal bonds and other securities the income from which is exempt from federal income tax. The Series will, under normal circumstances, invest at least 80% of its net assets in securities the income from which is exempt from federal income tax, including the Alternative Minimum Tax. The main issuers of these securities are state and local agencies. In selecting investments for the Series, the Advisor attempts to balance the Series’ goals of high income and capital preservation. With this approach, the Advisor attempts to build a portfolio that it believes provides the opportunity to earn current income; however, the Advisor will only purchase investment grade securities, or those securities determined by the Advisor to be of equivalent quality, and will maintain other selection criteria in an attempt to avoid permanent capital loss.
Bond Selection Process — The Advisor emphasizes those bond market sectors and selects for the Series those securities that it believes offer yields sufficient to compensate the investor for the risks specific to the security or sector. In analyzing the relative attractiveness of sectors and individual securities, the Advisor considers:
•	The interest rate sensitivity of each security.
•	The narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the

Diversified Tax Exempt Series
Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series’ investments will be limited to investment grade securities, those rated BBB- or above by S&P or Baa3 or above by Moody’s or determined by the Advisor to be of equivalent quality.
The Series may invest in taxable investments, including obligations of the U.S. Government, its agencies or instrumentalities. The Series may also invest in money market instruments or hold its assets in cash. These investments may cause the Series to make a taxable distribution to shareholders.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in bonds, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal or interest or has its credit rating downgraded.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Municipal bond risk — In addition to the general risks of bond funds, the Series is subject to the following additional risks due to its focus on municipal bonds:
•	Changes in the financial condition of municipal issuers may adversely affect the value of the Series’ securities.
•	Economic or political changes may affect the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Series.
•	Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

Diversified Tax Exempt Series
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 09/30/09): 7.31%
Lowest (quarter ended 12/31/10): (5.52)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception on 2/14/94
Return Before Taxes	(0.83)%	0.77%	2.58%	3.82%
Return After Taxes on Distributions	(0.83)%	0.67%	2.51%	3.77%
Return After Taxes on Distributions and Sale of Series Shares	0.00%	0.85%	2.53%	3.73%
Index: (reflects no deduction for fees, expenses, or taxes)
Bank of America Merrill Lynch 1-12 Year Municipal Bond Index	0.02%	1.97%	3.70%	4.55%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Elizaveta Akselrod
Junior Analyst, has managed the Series since 2015.
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
James Nawrocki
Senior Fixed Income Analyst, has managed the Series since 2004.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Series is $2,000. This minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
Dividends you receive from the Series are primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax and state and local taxes. The Series may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may

Diversified Tax Exempt Series
create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
EXDVX Summ 05/01/2017